Q2 2014 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted July 16, 2014 Exhibit 99.2

A broadly diversified business across clients, products and geographies
Q2 2014 Long-term Base Fees of $2.361 billion
Long-term Assets Under Management of $4.295 trillion at June 30, 2014
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
9%
Multi-asset
13%
Fixed Income
31%
Fixed Income
23%
Equity
57%
Equity
56%
iShares
23%
iShares
35%
Retail
12%
Retail
35%
Institutional
65%
Institutional
30%
AUM Base Fees AUM Base Fees
Index
43%
Index
11%
iShares
23%
iShares
35%
Asia-Pacific 8%
Asia-Pacific 7%
EMEA
32%
EMEA
30%
Americas
60%
Americas
63%
Active
34%
Active
54%
AUM Base Fees AUM Base Fees

Long-term net flows ($ in billions)
Total Long-Term Retail
iShares Institutional
(1) Includes the effect of a single-client institutional fixed income index redemption that totaled $74.2 billion in Q3 2012.
Note: LTM organic asset growth rate measures rolling last twelve months net new flows over beginning period assets.
LTM organic asset growth rate (%)
9%
13%
14% 14% 13%
11%
(2%)
8%
6%
10%
0% (1%)
0% 1% 2%
4%
3%
3% 4%
0%
2% 3%
5% 6%
7%
10%
10% 13%
(5%) (5%) (3%) (2%) 1% 1% 1% 0%
$4
($43)
$47
$39
$12
$25
$41
$27
$38
$2
$5 $4
$9
$5
$8
$17
$14
$13
$6
$25
$36
$26
($1)
$20
$19
$8
$30
($4)
$7
$5
$8
($3)
$5 $5
($6)
1
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014

Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
($73)

39.2%
40.7%
42.6%
40.0%
41.3%
41.2%
42.7%
41.4%
42.4%
$832
$876
$1,041
$921
$982
$978
$1,143
$1,062
$1,133
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

$3.10
$3.47
$3.96
$3.65
$4.15
$3.88
$4.92
$4.43
$4.89
$558
$610
$695
$637
$722
$672
$851
$762
$837
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

BLACKROCK

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted Operating Income and Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (5) in the current earnings release as well as previously filed Form 10-Ks,
10-Qs and 8-Ks.
Operating Income Operating Margin
• Operating income, as adjusted of $1,133 million up 15% year-over-year
• Operating margin, as adjusted of 42.4% expanded 110 bps year-over-year
• Net income, as adjusted of $837 million, up 16% year-over-year
• EPS, as adjusted of $4.89, up 18% year-over-year
Net Income EPS

179.6
175.5
175.2
174.6
173.9
173.4
173.0
171.9
171.2
$1,043
$43
$167
$166
$250
$250
$250
$250
$250
$250
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Share Repurchases
Weighted average diluted shares

235%
55%
66%
61%
88%
74%
74%
64%
81%
71%
47%
40%
37%
49%
39%
39%
34%
48%
40%
$1.50
$1.50
$1.50
$1.68
$1.68
$1.68
$1.68
$1.93
$1.93
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Dividends
GAAP Dividend Payout Ratio
Total GAAP Payout Ratio

BLACKROCK®

Capital management (amounts in millions, except per share data)
Share repurchases and weighted average diluted shares
Dividends and Payout Ratios
Amount includes $1.0 billion May 2012 buyback of 6.4 million shares from Barclays.
GAAP dividend payout ratio = Dividends declared / GAAP net income.
GAAP payout ratio = (Dividends declared + share repurchases) / GAAP Net income. Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.

Major market indices and exchange rates
Spot Average Level
% Change
Q2 2014 vs.
Q2 2014 Q1 2014 % Change Q2 2014 Q2 2013 Q1 2014 Q2 2013 Q1 2014
Equity Indices:
Domestic
S&P 500 1,960 1,872 5% 1,900 1,610 1,835 18% 4%
Global
MSCI Barra World Index 1,743 1,674 4% 1,698 1,463 1,647 16% 3%
MSCI Europe Index 117 114 3% 116 101 113 15% 3%
MSCI AC Asia Pacific Index 146 138 6% 141 136 137 4% 3%
MSCI Emerging Markets Index 1,051 995 6% 1,024 1,004 957 2% 7%
S&P Global Natural Resources 3,733 3,499 7% 3,612 3,295 3,429 10% 5%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,878 1,840 2% 1,862 1,839 1,831 1% 2%
Foreign Exchange Rates:
GBP to USD 1.71 1.67 2% 1.68 1.54 1.66 9% 1%
EUR to USD 1.37 1.38 (1%) 1.37 1.31 1.37 5% -%
Source: Bloomberg

83%
2%
1%
1%
4%
4%
5%
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue

$296 million
$2,482
$253
$26
$11
$5
$4
($3)
$2,778
Q2 2013
Base Fees ex Sec Lending
Performance Fees
Aladdin
Other Revenue
Securities Lending
Other BRS
Q2 2014

$108 million
$2,670
$108
$35
$17
($1)
($8)
($43)
$2,778
Q1 2014
Base Fees ex Sec Lending
Securities Lending
Other Revenue
Distribution fees
Other BRS
Performance Fees
Q2 2014

BLACKROCK®

Revenue
Q2 2014 Compared to Q2 2013
Total Revenue
Q2 2014
$2,778 million
Q2 2014 Compared to Q1 2014
Percentage Change Year-over-Year Sequential
Base Fees ex. SL 12% 5%
Securities Lending 3 33
Performance Fees 29 (27)
Aladdin 11 -
Other BRS (8) (18)
Distribution Fees - (5)
Other Revenue 8 35
Total 12 4

28%
19%
14%
3%
3%
5%
8%
8%
12%
27%
20%
15%
4%
3%
5%
7%
7%
12%
28%
20%
14%
3%
3%
5%
7%
8%
12%
Active Equity
iShares Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-ETF Index Fixed Income
Cash

$257 million
$2,177
$93
$47
$46
$24
$23
$22
$10
$2
($10)
$2,434
Q2 2013
iShares EQ
Multi-Asset
Active EQ
Active FI
Alts
Non-ETF Index EQ
Non-ETF Index FI
iShares FI
Cash
Q2 2014

$143 million
$2,291
$43
$25
$22
$15
$14
$13
$9
$3
($1)
$2,434
Q1 2014
iShares EQ
Non-ETF Index EQ
Active FI
Active EQ
Multi-Asset
Non-ETF Index FI
iShares FI
Alts
Cash
Q2 2014

BLACKROCK®

Investment advisory, administration fees and securities lending revenue
Q2 2014: $2,434 million
Q2 2014 Compared to Q2 2013
Investment advisory, administration fees and securities lending revenue
Q2 2014 Compared to Q1 2014
Q2 2013: $2,177 million Q1 2014: $2,291 million
Index FI

Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles
58%
5%
1%
11%
23%
2%

$145 million
$1,500
($1)
$1
$2
$25
$36
$82
$1,645
Q2 2013
Distribution & Servicing
Amort- Intangibles
Amort- Deferred Sales Commissions
Direct Fund Expense
G&A
Comp & Benefits
Q2 2014

$37 million
$1,608
($34)
($1)
$8
$64
$1,645
Q1 2014
Comp & Benefits
Amort- Deferred Sales Commissions
Direct Fund Expense
G&A
Q2 2014

BLACKROCK®

Expense
Q2 2014
$1,645 million
Expense, as adjusted, by Category
Q2 2014 Compared to Q2 2013, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement and notes (1) through (5) in the current earnings release.
Q2 2014 Compared to Q1 2014, as adjusted
Percentage Change Year-over-Year Sequential
Employee Comp. & Benefits 10% (4%)
Distribution & Servicing Costs (1) -
Amort. of Deferred Sales Commissions 17 (7)
Direct Fund Expense 15 4
General & Administrative 11 20
Amortization of Intangibles 3 -
Total 10 2

2012 2013 2014
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Operating Income
GAAP $829 $875 $1,005 $909 $849 $966 $1,133 $1,051 $1,122
Non-GAAP adjustments 3 1 36 12 133 12 10 11 11
As Adjusted $832 $876 $1,041 $921 $982 $978 $1,143 $1,062 $1,133
Nonoperating Income (Expense)
GAAP ($40) $30 ($67) $41 $69 ($18) $24 $17 $16
Non-GAAP adjustments (3) (17) 40 (38) (57) (3) (11) 9 (36)
As Adjusted ($43) $13 ($27) $3 $12 ($21) $13 $26 ($20)
Net Income
GAAP $554 $642 $690 $632 $729 $730 $841 $756 $808
Non-GAAP adjustments 4 (32) 5 5 (7) (58) 10 6 29
As Adjusted $558 $610 $695 $637 $722 $672 $851 $762 $837
Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP adjustments include amounts related to the PennyMac Charitable Contribution, U.K. lease exit costs, a contribution to short-term investment funds (“STIFs”), PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax changes, as applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (5) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Q2 2013 PennyMac Financial Impact
Both GAAP and as adjusted  results include a $39 million noncash, pre-tax gain related to the carrying value of the Company’s equity method investment in PennyMac in connection with PennyMac’s initial public offering.
GAAP
PennyMac IPO
Charitable
Contribution Total
General and administration expense $                   - $                   (124) $           (124)
Operating Income - (124) (124)
Nonoperating Income:
Net Gain (loss) 39 80 119
Income before income taxes 39 (44) (5)
Income tax (expense) benefits (14) 57 43
Net Income attributable to BlackRock $                   25 $                      13 $              38
As Adjusted
PennyMac IPO
Charitable
Contribution Total
General and administration expense $                   - $                       - $                -
Operating Income - - -
Nonoperating Income:
Net Gain (loss) 39 - 39
Income before income taxes 39 - 39
Income tax (expense) benefits (14) - (14)
Net Income attributable to BlackRock $                   25 $                       - $              25

Important Notes
This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-
looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,”
“anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-
looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere, in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group,
Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated July 16,
2014, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.